UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 20, 2013

Date of earliest event reported: December 17, 2013
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Fulton Financial
CORPORATION
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2013, the Fulton Financial Corporation (“Fulton”) Board of Directors approved the amended and restated Fulton Deferred Compensation Plan (the “Plan”), which is attached as Exhibit 10.1 and incorporated herein by reference. The Plan, which is effective January 1, 2014, was amended and restated to describe the applicable administrative practices with respect to the crediting of investment return, timing of participant elections, benefit payouts and funding of the Fulton Nonqualified Deferred Compensation Benefits Trust in connection with pre-2006 deferrals.  The Plan was also amended and restated to describe the eligibility criteria for matching contributions and to impose a six-month delay for any benefit becoming payable due to a participant’s separation from service.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	Fulton Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2013	Fulton Financial Corporation By: /s/ Daniel R. Stolzer Daniel R. Stolzer Executive Vice President and General Counsel

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